Exhibit 99.1

April 8, 2024

Dear AIR Teammate,

I write this morning with great news! AIR has entered into an agreement with affiliates of Blackstone to become a private company.

When I founded AIR’s predecessor 30 years ago, its mission was to be the largest owner and operator of multifamily communities. Later, we recognized that being THE BEST owner and operator of multifamily communities was a much more meaningful goal. And we have succeeded: you are the best in the business! On every key operating measure, you outperform our peers. It is you who bring the AIR Edge to life – every day in every interaction with our residents and with each other. Your excellent work has been rewarding to our shareholders over time…and especially now, through this transaction.

Your operating expertise – what we call the AIR Edge – was instrumental in attracting Blackstone, a global investment leader, to agree to pay an all-cash purchase price representing a 25% premium to the closing share price on April 5, 2024.

This is very good news for AIR shareholders. It is even better news for the AIR team. Blackstone manages more than $1 trillion(!) of investment capital…and Blackstone is a large owner and operator of apartment communities. Blackstone has the resources, capabilities, and connections to help us thrive, and plans to invest more than $400 million to maintain and improve the existing communities in the portfolio and may fund additional capital to fund further growth.

As a student of business, I knew generally that Blackstone had been a great success. My first-hand experience began with the joint venture Blackstone and AIR formed to own three properties in Virginia. Working together since October 2021, I have now met a few dozen on the Blackstone team. Dealing with the various operating and financial matters across our business, I am impressed by their expertise…and struck by their thoughtfulness. They are nice people, value relationships, respect the AIR team and the AIR Edge, and share our passion to work hard to become better each and every day.

We issued a press release with details of the transaction… which was unanimously approved by the AIR board of directors in a Sunday meeting. You can find the press release at www.aircommunities.com.

Even more, this combination is also about “fit”. Blackstone shares our values…and our ambitions. The bottom line: this merger is about opportunity.

While the agreement is an important milestone, please keep in mind that there is more to be done before the transaction is complete. The process is highly regulated: for example, we must make public filings with the SEC of all related communications …even this email to you.

We will next seek AIR shareholder approval in early summer. I expect the transaction will close in the third quarter of 2024. Until then, we remain a publicly traded company.

If you are contacted by media or other third parties about today’s news, please forward any inquiries to Stephanie Joslin: stephanie.joslin@aircommunities.com.

If you are contacted by shareholders or limited partners or the analyst community, please forward any inquires to Matt O’Grady: matthew.ogrady@aircommunities.com.

For now, it is “business as usual”. Each of us has the same job, and the same supervisor, and the same compensation as last week. We will continue to work as a team, together. We will work hard to get better each day.

Look forward to more good news! I’ll report more as I learn more.

Be well and

Best,

Terry Considine Founder/CEO

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on the Company’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) our ability to complete the merger on the anticipated terms and timing, or at all, including our ability to obtain the required stockholder approval, and our ability to satisfy the other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee;

(xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company will file a proxy statement on Schedule 14A and certain other documents regarding the merger with the SEC. Promptly after filing its definitive proxy statement with the SEC, the definitive proxy will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (www.aircommunities.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 4582 South Ulster Street, Suite 1700, Denver, Colorado 80237.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.